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                                                                    EXHIBIT 10.4


                                GUARANTY BY CORPORATION

                                                    Effective as of June 9, 1997

         1. Definitions. As used in this guaranty, the following terms shall have the meanings indicated below:

                 (a) Borrower. The term "Borrower" shall mean Encore Wire Corporation, a corporation organized under the laws of the State of Delaware.

                 (b) Lender. The term "Lender" shall mean NationsBank of Texas, N.A.

                 (c) Guaranteed Indebtedness. The term "Guaranteed Indebtedness" shall include; (i) any and all indebtedness of every kind and character, without limit as to amount, whether now existing or hereafter arising, of Borrower to Lender, regardless of whether evidenced by notes, drafts, acceptances, discounts, overdrafts, or otherwise, and whether such indebtedness be fixed, contingent, primary, secondary, joint, several, or joint and several, and any and all accounts receivable, evidences of indebtedness, contracts, leases, agreements, purchase orders, choses in action, conditional sale or lease agreements, chattel mortgages, real estate mortgages or trust deeds, factor's liens, other liens, other security instruments, drafts, notes, bills, acceptances, trust receipts, warehouse receipts, guaranties, securities, liens, certificates of beneficial interest in trust agreements, or other obligations, and security instruments heretofore or hereafter acquired by the Lender from the Borrower by assignment, pledge, or otherwise, or in respect of which the Borrower has or may become in any way liable; (ii) interest on any of the indebtedness described in (i) preceding; (iii) any and all attorneys' fees incurred or suffered by Lender and/or Agent in the making of, the administration of, or the collection of the foregoing indebtedness, and any and all costs and expenses suffered by Lender and/or Agent by reason of Borrower's default in payment of any of the foregoing indebtedness; and (iv) any renewal or extension of the indebtedness, security instruments, costs, or expenses described in (i) through (iii) preceding, or any part thereof. "Guaranteed Indebtedness" includes, without limitation, all "Obligations" as defined in the certain Second Amended and Restated Financing Agreement dated effective of even date herewith among Lender, Bank of America of Texas, N.A., Borrower and Guarantor (the "Agreement"). Other capitalized terms used herein and not specifically defined shall have the meanings given them in the Financing Agreement.
                 (d)      Guarantor.  The term "Guarantor" shall mean     EWC
                                                                      ----------
Leasing Corp.,  a Nevada corporation,
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mailing address of which is           1410 Millwood Road
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                                      P.O. Box 1149
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                                      McKinney, Texas 75069-0545               .
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         2.      Representations and Warranties.  The Guarantor hereby
represents and warrants that this guaranty reasonably may be expected to benefit, directly or indirectly, the Guarantor, and that the board of directors of the Guarantor has decided that this guaranty may reasonably be expected to benefit, directly or indirectly, the Guarantor.

         3. Obligations. As an inducement to the Lender to advance monies or extend credit to the Borrower, or otherwise assist the Borrower in financing the business or sales of the Borrower, the Guarantor, for value received, does hereby guarantee to the Lender the prompt payment in full when due or declared due and at all times thereafter of any and all of the Guaranteed Indebtedness and the prompt, full and faithful performance and discharge by the Borrower of each and every one of the terms, conditions, agreements, representations, warranties, covenants, guaranties, and provisions on the part of the Borrower contained in any agreement or arrangement or in any modification or addenda thereto or substitution thereof, or contained in any note, security instrument, schedule and Assignment of Accounts, collateral reports, or other instruments heretofore or hereafter given by or on behalf of the Borrower to the Lender and/or Agent, or otherwise, or contained in any other agreements, undertakings or obligations of the Borrower with or to the Lender, or any agreement or indebtedness assigned to the Lender of any
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kind or nature.  The Guarantor shall not, so long as its obligations under this guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

         4. Character of Obligations. This instrument shall be an absolute, unconditional, and continuing guaranty of payment and not of collection, and the circumstances that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of the Guarantor with respect to indebtedness of Borrower to the Lender thereafter incurred, provided that the Guarantor may give written notice that the Guarantor will not be liable hereunder for any indebtedness of Borrower incurred after the giving of such notice (which notice shall not be deemed to have been given until actually received by the Lender). In the event of such notice the Guarantor shall remain liable on its obligations hereunder until the payment in full of (a) the Guaranteed Indebtedness as it exists at the date of the giving of such notice, and (b) loans and advances made to or for the account of Borrower after such notice pursuant to the obligation of the Lender under a commitment or agreement made to or with Borrower prior to the giving of such notice. The terms and conditions of this instrument, including, but not limited to, the consents and waivers set forth in Section 5 hereof, shall remain in effect with respect to the indebtedness described in the preceding sentence in the same manner as if such notice had not been received. It shall not be necessary for the Lender and/or Agent, in order to enforce payment hereunder by the Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Indebtedness, or to enforce its rights against any security which shall ever have been given to secure the Guaranteed Indebtedness. It is the intention of the parties hereto that the Guarantor shall be primarily liable jointly and severally with the Borrower and that the Guaranteed Indebtedness may be recovered in the same or separate actions brought to recover the principal indebtedness. Payment of the sums for which the Guarantor becomes liable shall be made to the Agent at its office in Dallas, Dallas County, Texas, from time to time, on demand, or as the same become or are declared due, notwithstanding that the Lender holds reserves, credits, collateral or security against which the Lender may be entitled to resort for payment. One or more successive or concurrent actions may be brought hereon against the Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender and/or Agent deems advisable. The Guarantor expressly waives and bars itself from any right to setoff, recoup or counterclaim any claim or demand against the Borrower or against any other person liable on any part of the Guaranteed Indebtedness. As further security to the Lender, any assets of the Guarantor of any kind, nature or description in the Lender's possession, custody or control may, without further notice, be reduced to cash and, together with any other cash and any and all indebtedness owed to the Guarantor by the Lender, may be applied by the Lender in reduction or payment of any liability incurred hereunder, and all debts or liabilities now or hereafter owing to the Guarantor by the Borrower or by any other person are hereby subordinated to the Lender's claims and are hereby assigned to the Lender.

         5. Consent and Waiver. The Guarantor, without limiting its liability hereunder in any respect, hereby consents to and waives notice of, and hereby agrees that its obligations under the terms of this guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of, the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness;
(b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness;
(c) any partial release of the liability of the Guarantor, or the partial or total release of any other guarantor or guarantors; (d) the death, insolvency, bankruptcy, disability, or lack of corporate power of Borrower, the Guarantor, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension or rearrangement of the payment of any or all of the Guaranteed Indebtedness, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by the Lender and/or Agent to Borrower or the Guarantor; (f) any neglect, delay, omission, failure, or refusal of the Lender and/or Agent to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of the Lender and/or Agent to notify the Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by the Lender and/or Agent against Borrower or any new agreement between the Lender and/or Agent and
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Borrower, it being understood that neither the Lender nor the Agent shall be required to give the Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness;
(h) in the event that Borrower is a corporation, joint stock association, or partnership, or is hereafter incorporated, the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the officers creating same acted in excess of their authority; (i) any payment by Borrower to the Lender and/or Agent is held to constitute a preference under the bankruptcy laws or if for any other reason the Lender and/or Agent is required to refund such payment or pay the amount thereof to someone else; or
(j) the subsequent incorporation, reorganization, merger, or consolidation of the Borrower. Notice of acceptance of this guaranty, the giving or extension of credit to the Borrower, the purchase, acquisition, or pledge of notes, receivables, or other security instruments or other instruments, or the advancement of money or credit thereon, and presentment, demand, notices of default, nonpayment or partial payments and protest, notice of protest and all other notices or formalities to which the Guarantor or Borrower might otherwise be entitled are hereby waived.

         6. Liability. All liabilities of the Borrower and of the Guarantor shall, at the option of the Lender or Agent and without notice, mature immediately upon the insolvency of the Borrower, the appointment of a receiver for the Borrower or any of its property, the filing of a voluntary or involuntary petition in bankruptcy, reorganization, or arrangement, the making of an assignment for the benefit of creditors, the calling of a meeting of creditors by the Borrower, the encumbrance or disposition, or attempt to encumber or dispose, of all or a substantial portion of Borrower's property, a default by Borrower in the payment of any of the Guaranteed Indebtedness as the same falls due, or a default, after applicable notice and opportunity to cure pursuant to documentation now or hereafter evidencing the Guaranteed Indebtedness, by the Borrower in respect of any undertaking. All liabilities of the Guarantor shall, at the option of the Lender or Agent and without notice, mature immediately upon the Lender becoming aware of the falsity of any statement or representation hereof, or upon the insolvency of the Guarantor, the appointment of a receiver for the Guarantor, or any of its property, the filing of a voluntary or involuntary petition in bankruptcy, reorganization, or arrangement, the making of an assignment for the benefit of creditors, the calling of a meeting of creditors by the Guarantor, the breach of any provision hereof, the encumbrance or disposition, or attempt to encumber or dispose, of all of a substantial portion of the Guarantor's property, a default by the Guarantor in the payment of any of the Guaranteed Indebtedness as the same falls due, or a default, after applicable notice and opportunity to cure pursuant to documentation now or hereafter evidencing the Guaranteed Indebtedness, by the Guarantor in respect of any undertaking. If the Guarantor becomes liable for an indebtedness owing by Borrower to the Lender, by endorsement or otherwise, other than under this guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Lender and/or Agent hereunder shall be cumulative of any and all other rights that the Lender and/or Agent may ever have against the Guarantor.

         7. Construction. Nothing herein contained shall be construed as an obligation on the part of the Lender to extend credit to the Borrower, or as an obligation to continue to extend credit. The Lender's and Agent's records showing the account between the Lender and the Borrower shall be admissible in evidence in any action or proceeding involving this guaranty, and such records shall be prima facie proof of the items therein set forth. This guaranty shall for all purposes be deemed to be made in the State of Texas, and shall be governed by the laws of the State of Texas to the extent that federal law does not apply.

         8. Benefit. This guaranty is for the benefit of Lender and Lender's successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This guaranty is binding not only on the Guarantor, but on the Guarantor's successors and assigns.

         9. Other Matters. The headings used in this Guaranty are for the convenience only of the parties, and shall not be deemed to modify the terms and provisions hereof. No modification, consent, amendment or
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waiver of any provision of this guaranty, nor consent to any departure by the
Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Lender, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand of the Guarantor in any case shall, of itself, entitle the Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by the Lender and/or Agent in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof of any acquiescence therein, nor shall any single or partial exercise of any power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of the Lender and/or Agent hereunder are cumulative of each other and of every other right or remedy which the Lender and/or Agent may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If the Guarantor should breach or fail to perform any provision of this guaranty, the Guarantor agrees to pay the Lender and Agent all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Lender and/or Agent, as applicable, in the enforcement hereof.

         10. Renewal. This guaranty is in renewal of the certain Guaranty by Corporation dated effective as of June 15, 1994 previously executed by Guarantor for the benefit of Lender.

         EXECUTED this 9th day of June, 1997 effective as of the date specified above.

                                        GUARANTOR:

                                        EWC Leasing Corp.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

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         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
         PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         NationsBank of Texas, N.A.              EWC Leasing Corp.

         By:                                     By:
            --------------------------              -------------------------
               Todd Burns,                             Scott Weaver
               Assistant Vice President                Vice President

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